EXHIBIT 99.2

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-87344, 333-76367 and 333-59672) and the Registration Statements on Form S-3 (Nos. 333-90374, 333-111740, 333-112288, and 333-32616) of Merix Corporation of our report dated November 8, 2004, except for Note 15, as to which the date is December 9, 2004, relating to the consolidated financial statements of Data Circuit Holdings, Inc. and Subsidiary which appear in the Current Report on Form 8-K/A of Merix Corporation dated February 18, 2005.

PricewaterhouseCoopers LLP

San Francisco, California

February 18, 2005